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                             SAFECO TAX-EXEMPT BOND TRUST
                   SUPPLEMENT TO THE PROSPECTUS DATED JULY 19, 1996
                          SUPPLEMENT DATED NOVEMBER 25, 1996

The following information supplements the Trust's No-Load Prospectus:

1. The following information replaces the first sentence following the fourth bullet under the subheading "Each Fund" on page 6:

         "Has a minimum initial investment requirement of $1,000 for regular accounts, $250 for accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA")."

2. The following information replaces the first two sentences under the subheading "Initial Purchases" on page 35:

         "MINIMUM INITIAL INVESTMENT $1,000 (UGMA AND UTMA $250).

         No minimum initial investment is required to establish the Automatic Investment Method (except for certain UGMA or UTMA accounts) or Payroll Deduction Plan."

3. The following information replaces the sentence under the subheading "Additional Purchases" on page 35:

         "MINIMUM ADDITIONAL INVESTMENT $100 FOR ALL ACCOUNTS, EXCEPT FOR UGMA OR UTMA AUTOMATIC INVESTMENT METHOD ("AIM") ACCOUNTS OPENED WITH AN INITIAL INVESTMENT OF $250 OR MORE. THESE ACCOUNTS HAVE A MINIMUM ADDITIONAL INVESTMENT OF ONLY $50. THERE IS NO MINIMUM INVESTMENT FOR DIVIDEND REINVESTMENTS."

4. The following information replaces the sentence under the subheading "Automatic Investment Method" on page 39:

         "AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per withdrawal per Fund for all accounts ( except UGMA and UTMA accounts which have a lower $50 minimum for additional investments, provided that the account was opened with an initial investment of at least $250)."

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5.  The following information replaces the discussion following the first sentence in Item 5, page 20 under the heading "The Trust and Each Fund's Investment Policies":

         Such shares will be purchased only as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. A Fund will not invest more than 10% of its total assets in shares issued by other investment companies, will not invest more than 5% of its total assets in a single investment company, and will not purchase more than 3% of the outstanding voting securities of a single investment company.

6. The following information replaces the discussion following the first sentence in Item 8, page 21 under the heading "The Trust and Each Fund's Investment Policies":

         "A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed."